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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 18, 2000

Commission         Registrant, State of Incorporation        I.R.S. Employer
File Number          Address and Telephone Number         Identification Number


1-13895            Conectiv                                   51-0377417
                   (a Delaware Corporation)
                   800 King Street
                   P.O. Box 231
                   Wilmington, Delaware 19899
                   Telephone: (302) 429-3114




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ITEM 5.  OTHER EVENTS.

Sale of Fossil Fuel-Fired Electric Generating Plants
----------------------------------------------------

As previously reported, Conectiv (the "Company") subsidiaries, Atlantic City Electric Company ("ACE") and Delmarva Power & Light Company ("DPL"), conducted an auction for the sale of the interests of ACE and DPL in non-strategic baseload fossil fuel-fired electric generating plants. On January 19, 2000, Conectiv announced that ACE and DPL had reached agreement to sell their respective interests in four wholly-owned and two-jointly owned fossil fuel-fired electric generating plants to NRG Energy, Inc., together with related assets and properties, for aggregate cash consideration of $800 million, subject to adjustment based on variances in the value of fuel and material inventories at the closing and certain capital expenditures.

As a result of the agreement, subject to satisfaction of certain conditions, interests in the following fossil-fuel fired generating plants will be sold:

     o Indian River Station, a wholly-owned 784 MW coal- and oil-fired generating plant located in Sussex County, Delaware;

     o Vienna Station, a wholly-owned DPL 170 MW oil-fired generating plant located in Vienna, Maryland;

     o B.L. England Station, a wholly-owned ACE 447 MW coal- and oil-fired generating plant located in Cape May County, New Jersey;

     o Deepwater Station, a wholly-owned ACE 239 MW coal-, oil- and natural gas-fired generating plant located in Salem County, New Jersey;

     o 6.17 percent interest of ACE and DPL in Keystone Station, a jointly-owned coal-fired generating plant located in Shelocta, Pennsylvania; and

     o 7.55 percent interest of ACE and DPL in Conemaugh Station, a jointly owned coal-fired generating plant located in New Florence, Pennsylvania.

Consummation of the sale is subject to the satisfaction of certain conditions, including expiration of the applicable waiting period under the Hart-Scott-Rodino


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Antitrust Improvements Act of 1976, as amended, and receipt of other required regulatory approvals. The sale is expected to be completed during the third quarter of 2000.


On January 19, 2000, Conectiv issued a press release related to the sale of the generating plants, a copy of which has been filed as an exhibit to this report and is incorporated by reference herein.


                  *        *         *         *         *

ACE's agreement for the sale of non-strategic baseload fossil fuel-fired electric generating plants to NRG Energy, Inc. resulted in an adjustment to the extraordinary item initially estimated and recorded in the third quarter of 1999 for discontinuing application of Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation," to ACE's electric supply business. As a result, ACE recorded an extraordinary loss of $40.6 million, net of income taxes, in the fourth quarter of 1999.


                  *        *         *         *         *

On January 26, 2000, Conectiv issued a press release related to its earnings report for the fiscal year ended December 31, 1999, a copy of which has been filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

o        Exhibits.

99.1 Press release issued by Conectiv dated January 19, 2000, related to the sale of fossil fuel-fired electric generating plants.

99.2 Press release issued by Conectiv dated January 26, 2000, related to earnings report for the fiscal year ended December 31, 1999.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONECTIV


                                        By: /s/ Philip S. Reese
                                           --------------------------------
                                           Philip S. Reese
                                           Vice President and Treasurer



January 31, 2000




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EXHIBIT INDEX

EXHIBIT                       DESCRIPTION                             PAGE
NUMBER

99.1                Press Release issued by Conectiv dated
                    January 19, 2000, related to the sale of fossil fuel-fired electric generating plants.

99.2                Press release issued by Conectiv dated
                    January 26, 2000, related to earnings report for the fiscal year ended December 31, 1999.